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                              BERGER BALANCED FUND
                               BERGER SELECT FUND

                        SUPPLEMENT DATED JANUARY 11, 2000
                                       to
                          PROSPECTUS DATED JULY 6, 1999


Berger LLC Senior Vice President Mark S. Sunderhuse and Vice Presidents Tino
R. Sellitto and Amy K. Selner have been appointed interim co-investment managers of the Berger Balanced Fund, succeeding former manager John B. Jares until a successor manager is appointed.

In addition, the co-portfolio managers of the Berger Select Fund, Messrs. Sunderhuse and Sellitto and Ms. Selner, will assume management of the portion of the Fund previously managed by Mr. Jares.

The Investment Manager table on page 35 of the Prospectus is amended accordingly.